SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 17, 1996

                              THE LEHIGH GROUP INC.

             (Exact name of registrant as specified in its charter)

           Delaware                                               13-1920670
           --------                                               ----------
(State or other jurisdiction                                   (I.R.S. Employer
 of incorporation or                                        Identification No.)
 organization)

                                      1-155
                                      -----
                            (Commission File Number)

810 Seventh Avenue
New York, New York                                                10019
- ------------------                                                -----
(Address of principal                                            (Zip Code)
 executive offices)

        Registrant's telephone number, including area code(212) 333-2620



                                                     Exhibit Index on Page 4
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ITEM 5.           OTHER EVENTS.

         Attached as an exhibit hereto is a copy of the Company's Amended and Restated Bylaws pursuant which were amended pursuant to a telephonic Board meeting that took place on July 17, 1996, which is being filed under cover of this Current Report on Form 8-K.



ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

                  3(ii) -- Amended and Restated Bylaws of the Registrant which amended and restated Article I Section 6 and which add Sections 8, 9 and 10 to Article I.


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
                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  August 2, 1996                 THE LEHIGH GROUP INC.
                                        (Registrant)



                                      By:  /s/ Robert A. Bruno
                                         ------------------------
                                      Name:  Robert A. Bruno

                                      Title:  Vice President & General Counsel



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
                                  EXHIBIT INDEX



         Exhibit No.       Description
         -----------       -----------

         3(ii)    Amended and Restated Bylaws

                                                                            -4-